                                                                                                      EXHIBIT 99.2

                                                       UNITED STATES BANKRUPTCY COURT
                                                         MIDDLE DISTRICT OF FLORIDA
                                                               TAMPA DIVISION
         In re:
         TSLC I, INC., et al.                                                      Case No.:  8:04-bk-24134-MGW
                                                                                   Chapter 11
                           Debtors.                                                Jointly Administered
         --------------------------------/

           ORDER APPROVING AMENDED JOINT DISCLOSURE STATEMENT AND SETTING DEADLINES WITH RESPECT TO CONFIRMATION
                                                          HEARING

                  THIS CASE came on for  hearing on April 6, 2005  ("Hearing")  to  consider  approval of the Joint
         Disclosure  Statement In Support of Joint Chapter 11 Plan of Liquidation  Filed By Debtors dated March 17,
         2005  ("Disclosure  Statement")  (Dkt.  No. 388) filed by the  Debtor,  TSLC I, Inc.,  and its  affiliated debtors,  TSLC III,  Inc.,  TSLC IV,  Inc.,  TSLC V, Inc.,  TSLC VI, Inc.  and TSLC VII,  Inc.  (together,
         "Debtors") and objections to the Disclosure  Statement filed by the Pension Benefit  Guaranty  Corporation
         (Dkt. No. 431); Perry Ellis  International,  Inc. (Dkt. No. 434); and the Official  Committee of Unsecured
         Creditors (Doc. No. 449) (collectively,  "Objections").  Consistent with the Debtors'  presentation at the
         Hearing,  on April 7, 2005 the Debtors  filed  their  Amended  Joint  Disclosure  Statement  In Support Of
         Amended Joint Chapter 11 Plan Of Liquidation Filed By Debtors ("Amended  Disclosure  Statement") (Dkt. No.
         469) and their Amended Joint Chapter 11 Plan Of Liquidation  Filed By Debtors  ("Amended  Plan") (Dkt. No.
         470).  Based  on a  review  of  the  Disclosure  Statement,  the  Amended  Disclosure  Statement  and  the
         Objections,  and having heard arguments from counsel for the interested parties,  the Court has determined that the Amended  Disclosure  Statement  contains  adequate  information  within the meaning of Bankruptcy
         Codess.1125 and should be approved.  Accordingly, it is

                  ORDERED:

1.       Approval of Amended Disclosure  Statement.  The Amended Disclosure  Statement is APPROVED,  the Objections
         having been withdrawn or overruled.  To the extent the Objections  contain  objections to  confirmation of the Amended Plan, such objections are preserved for  consideration  at the  Confirmation  Hearing (defined below).

2.       Confirmation  Hearing.  The Court will conduct a hearing on  confirmation  of the Amended Plan,  including timely filed  objections  to  confirmation,  motions for  cramdown,  applications  for  compensation,  and motions for  allowance of  administrative  claims on May 18, 2005 at 10:00 a.m. in Courtroom  10B,  United
         States  Bankruptcy  Court,  801  North  Florida  Avenue,  Tampa,  Florida  ("Confirmation  Hearing").  The
         Confirmation  Hearing  may be  adjourned  from time to time by  announcement  made in open  court  without further  notice,  and the Amended  Plan may be modified  pursuant to Section 1127 of the  Bankruptcy  Code prior to,  during  or as a result of the  Confirmation  Hearing,  without  further  notice to  parties  in interest;  provided,  however,  that such  modifications do not materially and adversely affect a class of claims  in the  Amended  Plan.  If the  Amended  Plan is not  confirmed,  the  Court  will  also  consider dismissal or conversion of the case at the Confirmation Hearing.

3.       Date for  Acceptance  or  Rejection  of the Amended  Plan.  Parties in interest  shall file with the Court their  written  ballots  accepting  or  rejecting  the Amended  Plan no later than May 10,  2005  ("Voting
         Termination  Date").  BMC Group,  Inc.,  the  balloting  agent  approved  by the Court for the  purpose of soliciting votes of the Debtors'  bondholders,  shall prepare a vote certification that will be filed with the Court in lieu of the actual written ballots of bondholders.

4.       Objections to  Confirmation.  Objections to  confirmation  shall be filed with the court and served on the
         Local Rule 1007-2 Parties in Interest List no later than May 10, 2005.

5.       Ballot  Tabulation.  In  accordance  with M.D.  Fla.  L.B.R.  3018-1(a),  the  Debtor  shall file a ballot tabulation no later than 4:00 p.m., May 16, 2005.

6.       Confirmation  Affidavit.  No later than 4:00 p.m.,  May 16, 2005,  the Debtors  shall file a  confirmation affidavit which shall contain the factual basis upon which the Debtors rely in  establishing  that each of the requirements of Bankruptcy Codess.1129 are met.

7.       Service of  Solicitation  Package.  No later than five days after entry of this order,  the Debtors  shall serve all parties  entitled  to service  under Fed. R.  Bankr.  Proc.  3017(d)  with copies of the Amended
         Plan,  Amended Disclosure  Statement,  this order, and ballots for accepting or rejecting the Amended Plan and a  certificate  of service  evidencing  service of same shall be filed with the court within three (3)
         days  thereafter.  Service on record and  beneficial  owners of the Debtors'  bonds and common stock shall be effected pursuant to this Court's separate order addressing the same.

8.       Administrative Claims Bar Date.

                           (a)      Pursuant to prior order of this Court,  all  creditors  and parties in interest that assert a claim  against  the  Debtors,  which claim arose or is deemed to have arisen  after the date these  Chapter 11 cases were filed but prior to February 8, 2005,  should have filed motions for allowance of such claims on or before  February 8, 2005.  All  creditors and parties in interest that assert a claim against the Debtors,  which claim arose on or after  February 8, 2005,  shall file with the clerk a motion for allowance of administrative  claim no later than May 2, 2005 (the  "Administrative  Claims Bar Date").
         At the same time,  each claimant  shall serve a copy of its  application  on the Debtors,  counsel for the
         Debtors, counsel for the Official Committee of Unsecured Creditors, and the United States Trustee.

                           (b)      The  Administrative  Claims  Bar  Date  shall  not  apply to  applications  for compensation  of  professionals  which shall be governed by the provisions of paragraph 9, below. It shall also not  apply to  administrative  claims  that  arose  or are  deemed  to have  arisen  on or after  the
         Administrative Claims Bar Date.

                           (c)      All applications for administrative  claims that are timely filed will be heard at the Confirmation Hearing.

9.       Fee  Applications  by  Professionals.  The  following  procedures  shall  apply  to  fee  applications  by professionals seeking compensation in this case:

         a.  Notwithstanding the provisions provided in Paragraph 10 of the Order Under 11 U.S.C.ss.331 Establishing
             Procedures  For Interim  Compensation  and  Reimbursement  of Expenses of  Professionals (Dkt. No. 294)
             and  Order  Scheduling  Hearing On  Disclosure  Statement,  Establishing Disclosure  Statement  Hearing
             Procedures,  Setting Time To File Fee  Applications,  And Establishing  Administrative  Claims Bar Date
             (Dkt. No. 410), each attorney,  accountant, appraiser,  and other  professional  whose  employment  the
             Court has  approved  and who seeks  compensation  pursuant  to  Bankruptcy  Codess.330 shall  file  and serve its final fee application no later than fifteen (15) days after the Confirmation Hearing.

        b.   The final fee application shall include the total amount sought to be approved for each applicant,  not just the amounts remaining to be paid to each applicant after crediting pre-petition retainers, interim fee awards, and the like. All applications shall include estimates of fees and costs to be incurred for services rendered and costs advanced after those contained in the final  applications  but  anticipated by the applicants to be rendered and incurred through the time of hearing the fee applications.

        c.   Each applicant shall also file and serve a supplemental fee application no later than the time at which the Court will hear fee applications.  The supplemental  fee application  shall contain the actual fees for services rendered  and costs advanced that were estimated in the final fee application.

                  DONE AND ORDERED in Tampa, Florida on the 8th day of April, 2005.

                                                     /s/ Michael G. Williamson
                                                     -------------------------
                                                     Michael G. Williamson
                                                     United States Bankruptcy Judge

         Copies furnished to:
         Denise Dell-Powell, Esq.
         Copies to be served on all  creditors  and the Local Rule  1007-2  Parties in  Interest  List and proof of such service to be filed in accordance with M.D. Fla. L.B.R. 7005-1 by counsel for Debtors.